UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                  July 8, 2009
                ________________________________________________
                Date of Report (Date of earliest event reported)


                           URANIUM INTERNATIONAL CORP.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


          Nevada                        000-52660                 20-1769847
_______________________________   ________________________   ___________________
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
         incorporation)                                      Identification No.)


       10475 Park Meadows Drive, Suite 600
               Lone Tree, Colorado                                 80124
     ________________________________________                    __________
     (Address of principal executive offices)                    (Zip Code)


                                 (720) 279-2377
               __________________________________________________
               Registrant's telephone number, including area code


                                 Not Applicable
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective on July 8, 2009, the Board of Directors (the "Board") of Uranium International Corp., a Nevada corporation (the "Company") accepted the consent of Devinder Randhawa as the Chairman and a member of the Board of Directors of the Company. Therefore, as of the date of this Current Report, the Board of Directors is comprised of Marek Kreczmer, Henry Fowlds, William Thomas, Richard Cherry, Jas Butalia and Devinder Randhawa.

DEVINDER RANDHAWA. Mr. Randhawa founded Strathmore Minerals Corp. in 1996 and served as its chairman and chief executive officer until January 2008. Strathmore Minerals Corp. is an uranium exploration company publically listed on the TSX venture exchange in Canada, with assets in the US, Canada and Peru. Mr Randhawa was also the founder of Royal County Minerals Corp. and served as president and chief executive officer and director from May 1998 to July 2003. Royal County Minerals Corp. was a publically listed gold exploration company which traded on the TSX venture exchange. In 2003, he arranged the sale of Royal Country Minerals to Canadian Gold Hunter Corp. He was also the founder, and from December 2005 to May 2006 acted as the president, chief executive officer and chairman of the board of Pacific Asia China Energy, a TSX listed public company involved in the coal bed methane exploration business in three provinces of China. In July 2008 he was instrumental in arranging the sale of the company to a third party. In addition, Mr. Randhawa currently provides his services to the following TSX venture exchange listed companies as: (i) chairman of the board and chief executive officer for Fission Energy Inc.; (ii) chief executive officer for Ballyliffin Capital Corp.; (iii) president, chief executive officer and a director for Jalna Minerals Corp.; and (iv) vice chairman for Sernova Corp. Mr. Randhawa is also a member of the Board of Directors of American Exploration Corporation since October 29, 2008.

Mr. Randhawa received his MBA from the University of British Columbia in 1985 subsequent to graduating with High Honors from Trinity Western University with a BA (Business Admin) in 1983.


SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Business Acquired.

     Not applicable.

(b)  Pro forma Financial Information.

     Not applicable.

(c)  Shell Company Transaction.

     Not applicable.

(d)  Exhibits.

     Not applicable.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 URANIUM INTERNATIONAL CORP.


DATE: July 10, 2009

                                 /s/ MAREK J. KRECZMER
                                 ________________________________________
                                 Name:  Marek J. Kreczmer
                                 Title: President/Chief Executive Officer

















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